Financial liabilities designated at fair value	12 Months Ended
Dec. 31, 2021
Designated financial liabilities at fair value through profit or loss [abstract]
Financial liabilities designated at fair value	Financial liabilities designated at fair value
Accounting for liabilities designated at fair value through profit and loss
In accordance with IFRS 9, financial liabilities may be designated at fair value, with gains and losses taken to the income statement within net trading income (Note 5) and net investment income (Note 6). Movements in own credit are reported through other comprehensive income, unless the effects of changes in the liability's credit risk would create or enlarge an accounting mismatch in P&L. In these scenarios, all gains and losses on that liability (including the effects of changes in the credit risk of the liability) are presented in P&L. On derecognition of the financial liability no amount relating to own credit risk are recycled to the income statement. The Group has the ability to make the fair value designation when holding the instruments at fair value reduces an accounting mismatch (caused by an offsetting liability or asset being held at fair value), or is managed by the Group on the basis of its fair value, or includes terms that have substantive derivative characteristics (Note 14).
The details on how the fair value amounts are arrived at for financial liabilities designated at fair value are described in Note 17.

	2021		2020
	Fair value	Contractual amount due on maturity	Fair value	Contractual amount due on maturity
	£m	£m	£m	£m
Debt securities	53,647	61,946	50,437	57,650
Deposits	29,246	29,673	21,706	22,107
Repurchase agreements and other similar secured borrowing	168,060	168,129	177,371	177,389
Other financial liabilities	7	7	251	251
Financial liabilities designated at fair value	250,960	259,755	249,765	257,397
The cumulative own credit net loss recognised is £960m (2020: £954m loss).